Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William F. Weissman, Chief Financial Officer of Kanbay International, Inc. (the “Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2004 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William F. Weissman
William F. Weissman
Chief Financial Officer
September 2, 2004